July 24, 2008

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS PREMIER GLOBAL EQUITY INCOME FUND

Supplement to Prospectus dated March 1, 2008

Effective on or about September 1, 2008, the following information supersedes any contrary information contained in the “Goal/Approach” section of the fund’s Prospectus.

The fund’s portfolio manager typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the FTSE World Index, the fund’s benchmark. The portfolio manager typically sells a stock when its yield drops below the yield of the FTSE World Index.

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July 24, 2008

THE DREYFUS/LAUREL FUNDS TRUST DREYFUS TAX MANAGED BALANCED FUND

Supplement to Prospectus dated January 1, 2008

     The Board of Trustees of The Dreyfus/Laurel Funds Trust has approved the liquidation of Dreyfus Tax Managed Balanced Fund (the “Fund”), effective on or about September 5, 2008 (the “Liquidation Date”). Accordingly, effective on or about August 11, 2008, no new or subsequent investments in the Fund will be permitted.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.

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